As of January 31, 2015, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity


ULTRABULL PROFUND
CHARLES SCHWAB AND CO INC	25.48%

BEAR PROFUND
PERSHING LLC			26.46%

EUROPE 30 PROFUND
TRUST COMPANY OF AMERICA	40.27%

ULTRAMID-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC 31.39%

NASDAQ-100 PROFUND
CHARLES SCHWAB AND CO INC	27.47%

REAL ESTATE ULTRASECTOR PROFUND
TD AMERITRADE INC		29.87%

INDUSTRIALS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	44.16%

FINANCIALS ULTRASECTOR PROFUND
TD AMERITRADE INC		31.63%

FINANCIALS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	26.45%

PHARMACEUTICALS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	30.84%

PHARMACEUTICALS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	26.67%

TECHNOLOGY ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	28.70%

TELECOMMUNICATIONS ULTRASECTOR PROFUND
TD AMERITRADE INC		41.62%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND
PERSHING LLC			38.35%

SMALL-CAP PROFUND
TD AMERITRADE INC		31.30%

SMALL-CAP VALUE PROFUND
CHARLES SCHWAB AND CO INC	51.98%

ULTRASHORT CHINA PROFUND
NATIONAL FINANCIAL SERVICES LLC	38.71%

ULTRASHORT CHINA PROFUND
CHARLES SCHWAB AND CO INC	26.41%

OIL EQUIPMENT, SERVICES & DISTRIBUTION
ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	30.70%

U.S. GOVERNMENT PLUS PROFUND
NATIONAL FINANCIAL SERVICES LLC	31.37%

SHORT NASDAQ-100 PROFUND
TRUST COMPANY OF AMERICA	35.86%

RISING U.S. DOLLAR PROFUND
TD AMERITRADE INC		27.99%

RISING U.S. DOLLAR PROFUND
CHARLES SCHWAB AND CO INC	26.25%

FALLING U.S. DOLLAR PROFUND
NATIONAL FINANCIAL SERVICES LLC	41.01%

ULTRASHORT JAPAN PROFUND
CHARLES SCHWAB AND CO INC	32.72%

ULTRASHORT EMERGING MARKETS PROFUND
TRUST COMPANY OF AMERICA	35.22%


As of January 31, 2015, the following
persons or entities no longer own
more than 25% of a funds voting security.

ULTRABULL PROFUND
TRUST COMPANY OF AMERICA

ULTRABEAR PROFUND
NATIONAL FINANCIAL SERVICES LLC

EUROPE 30 PROFUND
CHARLES SCHWAB AND CO INC

ULTRAMID-CAP PROFUND
CHARLES SCHWAB AND CO INC

REAL ESTATE ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC

BASIC MATERIALS ULTRASECTOR PROFUND
TD AMERITRADE INC

CONSUMER GOODS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC

TECHNOLOGY ULTRASECTOR PROFUND
TD AMERITRADE INC

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC

SHORT SMALL-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC

SMALL-CAP PROFUND
PERSHING LLC

MID-CAP VALUE PROFUND
NATIONAL FINANCIAL SERVICES LLC

OIL EQUIPMENT, SERVICES & DISTRIBUTION
ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC

U.S. GOVERNMENT PLUS PROFUND
TRUST COMPANY OF AMERICA

SHORT NASDAQ-100 PROFUND
TD AMERITRADE INC

ULTRA DOW 30 PROFUND
CHARLES SCHWAB AND CO INC

LARGE-CAP GROWTH PROFUND
TRUST COMPANY OF AMERICA

ULTRASHORT DOW 30
CHARLES SCHWAB AND CO INC

RISING U.S. DOLLAR PROFUND
TRUST COMPANY OF AMERICA

SHORT REAL ESTATE PROFUND
NATIONAL FINANCIAL SERVICES LLC

ULTRASHORT INTERNATIONAL PROFUND
TRUST COMPANY OF AMERICA

ULTRASHORT EMERGING MARKETS PROFUND
NATIONAL FINANCIAL SERVICES LLC